UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021

ANEBULO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40388	85-1170950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Ranch Road 620 South, Suite 201 Lakeway, Texas		78734
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 598-0931

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ANEB	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Anebulo Pharmaceuticals, Inc.

October 22, 2021

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 22, 2021, we held our annual meeting of stockholders. The following matters were submitted to our stockholders for consideration (all of which were set forth in our definitive proxy statement on Schedule 14A filed with the SEC on September 22, 2021):

Proposal 1: To elect three Class I directors to serve until the 2024 annual meeting.

Proposal 2: To approve an amendment to our 2020 Stock Incentive Plan increasing the number of shares of common stock reserved for issuance by 2,000,000 shares.

Proposal 4: To ratify the appointment of EisnerAmper LLP as our independent auditors for the fiscal year ending June 30, 2022.

As of September 7, 2021, the record date for the annual meeting, there were outstanding 23,344,567 shares of common stock entitled to vote at the annual meeting. At the annual meeting, holders of 14,081,268 shares of common stock were present in person or represented by proxy. The full voting results were as follows:

1. Election of Class I directors. Our stockholders elected the three Class I director nominees listed in our definitive proxy statement to serve on our board of directors until the 2024 Annual Meeting of Stockholders. The results of the voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes

Joseph F. Lawler, M.D., Ph.D.	13,619,043	3,375	458,850

Daniel Schneebeger, M.D.	13,614,018	8,400	458,850

Aron R. English	13,616,628	5,790	458,850

2. Approval of amendment to 2020 Stock Incentive Plan. Our stockholders approved an amendment to our 2020 Stock Incentive Plan increasing the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares, to a new total of 3,650,000 shares. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

13,553,234	69,070	114	458,850

3. Ratification of appointment of independent registered public accountants. Our stockholders ratified the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained

14,080,531	0	737

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANEBULO PHARMACEUTICALS, INC.

Dated: November 16, 2021	By:	/s/ Rex Merchant
	Name:	Rex Merchant
	Title:	Chief Financial Officer

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